UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------


                                    FORM 8-K


                             -----------------------


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2000


                             CARRIAGE SERVICES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-11961                   76-0423828
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)


          1300 POST OAK BLVD., SUITE 1500, HOUSTON, TX       77056
            (Address of principal executive offices)       (Zip Code)


                                 (281) 556-7400
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

      On February 8, 2000, Carriage Services, Inc. (the "Company") issued a press release to publicly report the Company's earnings for the fourth quarter and year ended December 31, 1999. Subsequent to the issuance of the press release, litigation which arose in 1997 in which the Company was a defendant was settled. The amount paid in the settlement was fully covered by the Company's insurance. As a result of the settlement, the Company reduced its estimated liability for the matter and credited Other Income in the amount of $2 million. The provision for income taxes was increased by $800,000.

      The purpose of this Form 8-K Current Report is to report the following revised Consolidated Statements of Operations for the three and twelve months ended December 31, 1999, after giving consideration to the effect of the settlement of litigation subsequent to the balance sheet date.

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

                                                      CARRIAGE SERVICES, INC.
                                              CONSOLIDATED STATEMENTS OF OPERATIONS
                                                            (UNAUDITED)
                                             (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                  FOR THE THREE MONTHS ENDED            FOR THE TWELVE MONTHS ENDED
                                                                  12/31/98           12/31/99           12/31/98           12/31/99
                                                                 ---------          ---------          ---------          ---------
Revenues, net
    Funeral ............................................         $  27,008          $  31,853          $  92,965          $ 125,264
    Cemetery ...........................................             7,881             11,803             23,876             43,203
                                                                 ---------          ---------          ---------          ---------
                                                                    34,889             43,656            116,841            168,467
Costs and expenses
    Funeral ............................................            17,995             23,564             64,929             89,725
    Cemetery ...........................................             5,666              8,939             17,588             32,258
                                                                 ---------          ---------          ---------          ---------
                                                                    23,661             32,503             82,517            121,983
                                                                 ---------          ---------          ---------          ---------
    Gross Profit .......................................            11,228             11,153             34,324             46,484

General and administrative expenses ....................             1,920              2,350              7,581              9,265

Special compensation charge ............................              --                2,500               --                2,500
                                                                 ---------          ---------          ---------          ---------

     Operating income ..................................             9,308              6,303             26,743             34,719

Interest expense, net ..................................            (3,210)            (3,461)            (9,720)           (13,566)
Financing cost of company-obligated
 securities of Carriage Services Capital Trust .........              --               (1,641)              --               (3,792)

Settlement of litigation ...............................              --                2,000               --                2,000
                                                                 ---------          ---------          ---------          ---------
 Income before income taxes and
  extraordinary item ...................................             6,098              3,201             17,023             19,361

Provision for income taxes .............................             2,656              1,525              7,490              8,474
                                                                 ---------          ---------          ---------          ---------

     Net income before extraordinary item ..............             3,442              1,676              9,533             10,887
Extraordinary item--loss on early
 extinguishment of debt, net of
 income tax benefit of $159 in 1997 and
 $151 in 1999 ..........................................              --                 --                 --                 (200)
                                                                 ---------          ---------          ---------          ---------

     Net income ........................................             3,442              1,676              9,533             10,687
Preferred stock dividend requirements ..................               152                 15                606                 93
                                                                 ---------          ---------          ---------          ---------
     Net income available to common
      stockholders .....................................             3,290              1,661              8,927             10,594
                                                                 =========          =========          =========          =========
Basic earnings per share:
  Net income  before extraordinary item ................         $    0.22          $    0.10          $    0.67          $    0.68
  Extraordinary item ...................................              --                 --                 --                (0.01)
                                                                 ---------          ---------          ---------          ---------
  Net Income ...........................................         $    0.22          $    0.10          $    0.67          $    0.67
                                                                 =========          =========          =========          =========
Diluted earnings  per share:
  Net income before extraordinary item .................         $    0.21          $    0.10          $    0.65          $    0.67
  Extraordinary item ...................................              --                 --                 --                (0.01)
                                                                 ---------          ---------          ---------          ---------
  Net Income ...........................................         $    0.21          $    0.10          $    0.65          $    0.66
                                                                 =========          =========          =========          =========
Weighted average number of common shares
 outstanding:
    Basic ..............................................            14,927             15,907             13,315             15,875
                                                                 =========          =========          =========          =========
    Diluted ............................................            16,232             15,907             13,808             16,136
                                                                 =========          =========          =========          =========

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            CARRIAGE SERVICES, INC.


Dated:  March 17, 2000                      By: /s/ THOMAS C. LIVENGOOD
                                                    Thomas C. Livengood
                                                    Executive Vice President and
                                                    Chief Financial Officer

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